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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-38896) of Recognition International Inc. of our report dated February 16, 1994, appearing on Page F-2 of this Annual Report on Form 11-K.





/s/PRICE WATERHOUSE


Dallas, Texas
March 7, 1994